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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                                    December 26, 1997
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

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COLLECTIONS:                                                                                      For Month of:
                                                                                                  November 1997
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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                                                          December 26, 1997
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COLLECTIONS:                                                                                      For Month of:
                                                                                                  November , 1997
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Principal Collections: Total Pool                                                                 $309,590,449.59

Interest Collections
         Regular Pool                                                                               $3,773,149.77
         Concentration Pool                                                                           $291,413.58
              ==============================                                                      ===============
              Interest Collections: Total Pool                                                      $4,064,563.35

Investment Proceeds
         Regular Pool                                                                                 $182,734.98
         Concentration Pool                                                                             $3,026.90
              ==============================                                                      ===============
               Total Investment Proceeds:  Total Pool                                                 $185,761.88

Series 1996-1: Yield Supplement Deposit Amount                                                              $0.00
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ALLOCATION PERCENTAGES*  (Note: Calculated first day of following                                 Calculated as of
              month using recalculated prior month ending balances.)                              October 31, 1997
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Series Allocation Percentages
         Regular Pool
              Series 1994-1                                                                                 65.55%
              Series 1996-1                                                                                  0.00%
              Series 1996-2                                                                                 34.45%
         Concentration Pool
              Series 1995-1                                                                                100.00%

Floating Allocation Percentages
         Regular Pool
              Series 1994-1                                                                                 60.05%
              Series 1996-1                                                                                  0.00%
              Series 1996-2                                                                                 32.06%
         Concentration Pool
              Series 1995-1                                                                                 66.50%

Principal Allocation Percentages
         Regular Pool
              Series 1994-1                                                                                 na
              Series 1996-1                                                                                 na
              Series 1996-2                                                                                 na
         Concentration Pool
              Series 1995-1                                                                                 na

Excess Transferor Percentage
         Regular Pool                                                                                        2.00%
         Concentration Pool                                                                                 22.53%
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PRINCIPAL AND FUNDED AMOUNTS:                                                                     As of last day of:
                                                                                                  November , 1997
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Series 1994-1 Initial Principal Amount: Class A                                                   $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                                    $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                                 $2,482,475.01
Series 1994-1 Principal Distributed to Investors                                                            $0.00
Series 1994-1 Principal Funding Account Balance                                                             $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                                             $0.00
Series 1994-1 Invested Amount                                                                     $330,517,524.99
Series 1994-1 outstanding Principal Balance                                                       $333,000,000.00

Series 1995-1 Initial Principal Amount                                                             $25,000,000.00
Series 1995-1 Excess Funding Account Balance Available to Investors                                         $0.00
Series 1995-1 Principal Distributed to Investors                                                            $0.00
Series 1995-1 Principal Funding Account Balance                                                             $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                             $0.00
Series 1995-1 Invested Amount                                                                      $25,000,000.00
Series 1995-1 outstanding Principal Balance                                                        $25,000,000.00

Series 1996-1 Initial Funded Amount                                                                $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                                                 $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                             $50,000,000.00
Series 1996-1 Funded Amount                                                                                 $0.00
Series 1996-1 Excess Funding Account Balance Available to Investors                                         $0.00
Series 1996-1 Principal Distributed to Investors                                                            $0.00
Series 1996-1 Principal Funding Account Balance                                                             $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                             $0.00
Series 1996-1 Invested Amount                                                                               $0.00
Series 1996-1 outstanding Principal Balance                                                                 $0.00

Series 1996-2 Initial Principal Amount: Class A                                                   $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                                     $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                                         $0.00
Series 1996-2 Principal Distributed to Investors                                                            $0.00
Series 1996-2 Principal Funding Account Balance                                                             $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                                             $0.00
Series 1996-2 Invested Amount                                                                     $175,000,000.00
Series 1996-2 outstanding Principal Balance                                                       $175,000,000.00
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POOL FACTOR FOR THE CERTIFICATES                                                                  As of:
                                                                                                  November 30, 1997
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Series 1994-1: Class A                                                                                       1.00000000
Series 1994-1: Class B                                                                                       1.00000000
Series 1996-2: Class A                                                                                       1.00000000
Series 1996-2: Class B                                                                                       1.00000000
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POOL BALANCE:                                                                                     For Month of:
                                                                                                  November , 1997
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Pool Balance, beginning of month
         Regular Pool                                                                             $494,054,236.37
         Concentration Pool                                                                        $37,591,271.86
              ==============================                                                      ===============
              Total Pool                                                                          $531,645,508.23

Pool Balance, end of month
         Regular Pool                                                                             $549,845,471.82
         Concentration Pool                                                                        $35,517,792.14
              ==============================                                                      ===============
              Total Pool                                                                          $585,363,263.96

Pool Balance, average
         Regular Pool                                                                             $513,841,615.52
         Concentration Pool                                                                        $36,393,188.83
              ==============================                                                      ===============
              Total Pool                                                                          $550,234,804.35
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REGULAR POOL DISTRIBUTIONS                                                                        As of:
                                                                                                  December 26, 1997
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Principal Distributions to Investors
              Series 1994-1: Class A                                                                        $0.00
              Series 1994-1: Class B                                                                        $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2: Class A                                                                        $0.00
              Series 1996-2: Class B                                                                        $0.00

Monthly Interest to Investors
              Series 1994-1: Class A                                                                $1,607,123.96
              Series 1994-1: Class B                                                                   $83,458.89
              Series 1996-1                                                                                 $0.00
              Series 1996-2: Class A                                                                  $840,535.94
              Series 1996-2: Class B                                                                   $38,475.52

Regular Pool Transferors Interest                                                                      $75,463.00

Interest Shortfall
              Series 1994-1: Class A                                                                        $0.00
              Series 1994-1: Class B                                                                        $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2: Class A                                                                        $0.00
              Series 1996-2: Class B                                                                        $0.00

Servicing Fee
              Series 1994-1                                                                           $248,384.68
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                           $132,627.98

Reserve Fund Deposit Amount
              Series 1994-1                                                                                 $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                                 $0.00
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REGULAR POOL DISTRIBUTIONS (cont.)                                                                As of:
                                                                                                  December 26, 1997
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Investor Default Amount
              Series 1994-1                                                                                 $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                                 $0.00

Carry Over Amount
              Series 1994-1                                                                                 $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                                 $0.00

Amount Distributed not including Excess Distribution to Transferor                                  $3,026,069.96

Unreimbursed Charge-off Amounts                                                                             $0.00

Non-use Fee (Series 1996-1)                                                                             $4,305.56
Increased Cost Amounts (Series 1996-1)                                                                      $0.00

Previously waived servicing fee
              Series 1994-1                                                                                 $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                                 $0.00

Excess Distributed to Transferor                                                                      $925,509.24

Total Distributed                                                                                   $3,955,884.76

Monthly Interest - $ per thousand
              Series 1994-1 Class A                                                                         $5.06979167
              Series 1994-1 Class B                                                                         $5.21618056
              Series 1996-1                                                                                 $0.00000000
              Series 1996-2 Class A                                                                         $5.01812500
              Series 1996-2 Class B                                                                         $5.13006944
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RESERVE FUNDS                                                                                     As of:
                                                                                                  December 26, 1997
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Series 1994-1
              Balance                                                                               $1,665,000.00
              Deficiency Amount                                                                             $0.00

Series 1995-1
              Balance                                                                                 $187,500.00
              Deficiency Amount                                                                             $0.00

Series 1996-1
              Balance                                                                                 $250,000.00
              Deficiency Amount                                                                             $0.00

Series 1996-2
              Balance                                                                                 $875,000.00
              Deficiency Amount                                                                             $0.00
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CHARGE OFFS                                                                                       As of:
                                                                                                  November 30, 1997
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Defaulted Receivables                                                                                       $0.00
Investor Default Amount                                                                                     $0.00
Deficiency Amount                                                                                           $0.00
Draw Amount                                                                                                 $0.00
Investor Charge-Off's                                                                                       $0.00
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REGULAR POOL SERIES SUBORDINATED AMOUNTS                                                          As of:
                                                                                                  November 30, 1997
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Required Subordinated Amount
              Series 1994-1                                                                        $22,704,071.99
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                         $8,990,365.00

Available Subordinated Amount
              Series 1994-1                                                                        $22,704,071.99
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                         $8,990,365.00
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EXCESS RECEIVABLES                                                                                As of:
              To be used in the following month's computations.                                   November 30, 1997
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Pool Total Components of Excess Receivables:
              Used Vehicles                                                                       $109,693,141.91
              Finance Hold Receivables                                                              $4,809,218.67
              Auction Advantage Program                                                                     $0.00
              Delayed Payment Program                                                                       $0.00
              Payment Agreements                                                                      $201,338.30

Pool Limits on Components of Excess Receivables:
              Used Vehicles                                                                       $204,877,142.39
              Finance Hold Receivables                                                                      $0.00
              Auction Advantage Program                                                            $29,268,163.20
              Delayed Payment Program                                                              $11,707,265.28
              Payment Agreements                                                                      $500,000.00

Total unallocated Excess Receivables                                                                $4,809,218.67

Allocated Excess Receivables
              Series 1994-1                                                                         $3,006,518.30
              Series 1995-1                                                                           $247,558.21
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                         $1,555,142.16
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DELINQUENCIES                                                                                     As of:
                                                                                                  November 30, 1997
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30 Day Delinquencies in excess of $1,000                                                          $          0.00
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EXCESS FUNDING ACCOUNT BALANCES                                                                   As of:
                                                                                                  November 30, 1997
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Series 1994-1
              outstanding Principal Balance                                                       $333,000,000.00
              Regular Pool Balance                                                                $549,845,471.82
              Subordination Percentage                                                                       5.50%
              Non Transferor's Percentage                                                                   98.00%
              Series Allocation Percentage                                                                  65.55118110%
              Excess Funding Amount                                                                 $2,482,475.00

Series 1995-1
              Outstanding Principal Balance                                                        $25,000,000.00
              Concentration Pool Balance                                                           $35,517,792.14
              Subordination Percentage                                                                       9.25%
              Non Transferor's Percentage                                                                   98.00%
              Series Allocation Percentage                                                                 100.000000%
              Excess Funding Amount                                                                         $0.00

Series 1996-1
              outstanding Principal Balance                                                                 $0.00
              Regular Pool Balance                                                                $549,845,471.82
              Subordination Percentage                                                                      10.00%
              Non Transferor's Percentage                                                                   98.00%
              Series Allocation Percentage                                                                   0.00000000%
              Excess Funding Amount                                                                         $0.00

Series 1996-2
              outstanding Principal Balance                                                       $175,000,000.00
              Regular Pool Balance                                                                $549,845,471.82
              Subordination Percentage                                                                       4.00%
              Non Transferor's Percentage                                                                   98.00%
              Series Allocation Percentage                                                                  34.44881890%
              Excess Funding Amount                                                                         $0.00
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ASSET COMPOSITION EVENTS:                                                                         For Month of:
                                                                                                  November 25, 1997
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Total Pool: 2 month test (actual lowest mth less than test)                                                  0.00%
              Test Value                                                                                    50.00%
              Event                                                                                       none

Total Pool: 12 month test                                                                                    0.00%
              Test Value                                                                                    25.00%
              Event                                                                                       none

Series 1995-1: 2 month test                                                                                  0.00%
              Test Value                                                                                    50.00%
              Event                                                                                       none

Series 1995-1: 12 month test                                                                                 0.00%
              Test Value                                                                                    25.00%
              Event                                                                                       none
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SERIES 1995-1 SUBORDINATION:                                                                      For Month of:
                                                                                                  November , 1997
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(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
              Excess Receivables                                                                       247,558.21
              Class IV Receivables                                                                           0.00
              Unreviewed Receivables                                                                 5,972,328.92
              Rejected Receivables                                                                           0.00

ISA Percentage
               Excess Receivables                                                                          100%
               Class IV Receivables                                                                         25%
               Unreviewed Receivables                                                                       25%
               Rejected Receivables                                                                        100%

Incremental Subordinated Amount: Total                                                               1,740,640.44

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                                       2,548,209.37
              + Incremental Subordinated Amount                                                      1,740,640.44
                                                                                                     4,288,849.81

(3) Available Subordinated Amount
              Lesser of RSA or:
              Available Subordinated Amount (previous DD)                                            4,093,570.27
               - Required Draw Amount (previous DD)                                                         $0.00
               - Reserve Fund w/d (on previous DD)                                                         -
               + portion of Excess Interest to Transferor (previous DD)                                 69,317.78
               - Incremental Subordination Amount (previous DD)                                     (1,545,360.90)
               + Incremental Subordination Amount (current DD)                                       1,740,640.44
               - Subord % of change in EFA (since previous DD)                                            -
              Ending ASA:                                                                            4,288,849.81

(4) Reserve Fund Balance                                                                               187,500.00
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SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                                          For Month of:
                                                                                                  November , 1997
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(1) Available Subordinated Amount (ASA)                                                              4,288,849.81
               Required Subordinated Amount (RSA)                                                    4,288,849.81
               Test Event: ASA less than  RSA                                                             None

(2) Servicer Default                                                                                      None

(3) Principal not Repaid by Expected Final Pmt Date                                                       None
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SERIES 1995-1 MEGADEALERSHIPS                                                                     For Month of:
                                                                                                  November , 1997
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Dealership Groups in excess of 30% of Receivables: Group 15                                       $ 12,860,009.98
Test Value                                                                                          10,655,337.64
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SERIES 1995-1 DISTRIBUTIONS                                                                       As of
                                                                                                  December 26, 1997
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Excess Transferor's Percentage x Interest Collections                                                   97,609.56
Monthly Interest to Investors                                                                          138,585.07
Interest Shortfall                                                                                         -
Monthly Servicing Fee (1%)                                                                              20,833.33
Reserve Fund Deposit Amount                                                                                -
Investor Default Amount                                                                                    -
Carry-Over Amount                                                                                          -
Amount Distributed                                                                                         -
Unreimbursed  Charge-off Amounts                                                                           -
Previously waived Servicing Fee                                                                            -
Excess Interest Distributed to Transferor                                                               37,412.51
              Total Distributed                                                                        294,440.47

Total Distributed to WOFCO                                                                             155,855.40

Charge-offs:
              Defaulted Receivables                                                                        -
              Investor Default Amount                                                                      -
              Deficiency Amount                                                                            -
              Draw Amount                                                                                  -
              Investor Charge-Offs                                                                         -
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